SCHEDULE 13G

Issuer:  Landec Corporation                                 CUSIP No.: 514766104


                                  EXHIBIT 2(a)



ITEM 2.  IDENTITY AND BACKGROUND.

          This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

          JPMP  (SBIC) is a wholly  owned  subsidiary  of J.P.  Morgan  Partners
(BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP (BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

          JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.

SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                                                      SCHEDULE A


                        J.P. MORGAN PARTNERS (SBIC), LLC
                             EXECUTIVE OFFICERS(1)

President                                               Jeffrey C. Walker*
Executive Vice President                                Mitchell J. Blutt, M.D.*
Executive Vice President                                Arnold L. Chavkin*
Executive Vice President                                John M.B. O'Connor*
Managing Director                                       Dr. Dana Beth Ardi
Managing Director                                       Christopher C. Behrens*
Managing Director                                       Julie Casella-Esposito*
Managing Director                                       Rodney A. Ferguson*
Managing Director                                       Cornell P. French*
Managing Director                                       Michael R. Hannon*
Managing Director                                       Alfredo Irigoin*
Managing Director                                       Andrew Kahn*
Managing Director                                       Jonathan R. Lynch*
Managing Director                                       Stephen P. Murray*
Managing Director                                       Timothy Purcell*
Managing Director                                       Faith Rosenfeld*
Managing Director                                       Shahan D. Soghikian*
Managing Director                                       Timothy J. Walsh*
Managing Director                                       Richard D. Waters, Jr.*
Managing Director                                       Damion E. Wicker, M.D.*
Managing Director                                       Eric R. Wilkinson*
Senior Vice President and Assistant Secretary           James Hutter*
Senior Vice President and Assistant Secretary           Mounir Nahas*
Senior Vice President, Treasurer
  and Assistant Secretary                               Elisa R. Stein*
Vice President and Assistant Secretary                  Richard Madsen*
Vice President and Assistant Secretary                  Puneet Gulati*
Vice President and Assistant Secretary                  Thomas Szymoniak*
Vice President and Assistant Secretary                  Scott Kraemer*
Secretary                                               Anthony J. Horan**
Assistant Secretary                                     Robert C. Caroll**
Assistant Secretary                                     Denise G. Connors**
Assistant Secretary                                     Euisun Lisa Lee**
Assistant Secretary                                     Timothy Samson**


--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                  DIRECTORS(1)

                               Jeffrey C. Walker*


--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.






(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                             EXECUTIVE OFFICERS(1)

President                                              Jeffrey C. Walker*
Executive Vice President                               Mitchell J. Blutt, M.D.*
Executive Vice President                               Arnold L. Chavkin*
Executive Vice President                               John M.B. O'Connor*
Managing Director                                      Dr. Dana Beth Ardi
Managing Director                                      Christopher C. Behrens*
Managing Director                                      Julie Casella-Esposito*
Managing Director                                      Rodney A. Ferguson*
Managing Director                                      Cornell P. French*
Managing Director                                      Michael R. Hannon*
Managing Director                                      Alfredo Irigoin*
Managing Director                                      Andrew Kahn*
Managing Director                                      Jonathan R. Lynch*
Managing Director                                      Stephen P. Murray*
Managing Director                                      Timothy Purcell*
Managing Director                                      Faith Rosenfeld*
Managing Director                                      Shahan D. Soghikian*
Managing Director                                      Timothy J. Walsh*
Managing Director                                      Richard D. Waters, Jr.*
Managing Director                                      Damion E. Wicker, M.D.*
Managing Director                                      Eric R. Wilkinson*
Senior Vice President and Assistant Secretary          James Hutter*
Senior Vice President and Assistant Secretary          Mounir Nahas*
Senior Vice President, Treasurer
  and Assistant Secretary                              Elisa R. Stein*
Vice President and Assistant Secretary                 Richard Madsen*
Vice President and Assistant Secretary                 Puneet Gulati*
Vice President and Assistant Secretary                 Thomas Szymoniak*
Vice President and Assistant Secretary                 Scott Kraemer*
Secretary                                              Anthony J. Horan**
Assistant Secretary                                    Robert C. Caroll**
Assistant Secretary                                    Denise G. Connors**
Assistant Secretary                                    Euisun Lisa Lee**
Assistant Secretary                                    Timothy Samson**


--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                  DIRECTORS(1)
                              William B. Harrison**
                               Jeffrey C. Walker*


--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer      William B. Harrison Jr.*
Vice Chairman                                          David A. Coulter*
Vice Chairman                                          Walter A. Gubert*
Vice Chairman                                          Thomas B. Ketchum*
Vice Chairman                                          Donald H. Layton*
Vice Chairman                                          James B. Lee Jr.*
Vice Chairman                                          Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
  and Administration                                   Marc J. Shapiro*
Executive Officer                                      Steven D. Black*
Executive Officer                                      Donald H. McCree III*
Executive Officer                                      James I. Staley*
Executive Officer                                      Don M. Wilson*
Executive Officer                                      William T. Winters*
Executive Vice President; General Auditor              William J. Moran*
Executive Vice President; Chief Financial Officer      Dina Dublon*
Executive Vice President; Head of Market
  Risk Management                                      Lesley Daniels Webster*
Chief Credit Officer                                   Robert S. Strong*
Managing Director                                      Paul W. Brandow*
Managing Director; Corporate Treasurer                 David B. Edelson*
Managing Director; Head of Credit Risk Policy          Suzanne Hammett*
Managing Director                                      Louis M. Morrell*
Managing Director                                      John Steinhardt*
Managing Director                                      John Wilmet*
Managing Director                                      Jorge V. Jasson*
General Counsel                                        William H. McDavid*
Corporate Secretary                                    Anthony James Horan*
Senior Vice President; Assistant General Counsel       Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer        Gregory S. Meredith*
Director of Human Resources                            John J. Farrell*
Director of Corporate Marketing and Communications     Frederick W. Hill*
Controller                                             Joseph L. Scalfani*
Assistant Corporate Secretary                          James C. Berry*


--------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


                                  DIRECTORS(1)

 NAME                     PRINCIPAL OCCUPATION OR EMPLOYMENT;
                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer         Retired Chairman of the Board and
                          Chief Executive Officer
                          Deere & Company
                          One John Deere Place
                          Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel         Chairman and Chief Executive Officer
                          Bechtel Group, Inc.
                          P.O. Box 193965
                          San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.    President and Chief Executive Officer
                          The Hearst Corporation
                          959 Eighth Avenue
                          New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy      Chairman of the Board
                          Honeywell International
                          P.O. Box 3000
                          Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns         Chairman of the Board
                          Ryder System, Inc.
                          3600 N.W. 82nd Avenue
                          Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller       Retired Co-Chairman
                          BP Amoco p.l.c.
                          1111 Warrenville Road, Suite 25
                          Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter          President and Trustee
                          American Museum of Natural History
                          Central Park West at 79th Street
                          New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III     President and Chief Executive Officer
                          The College Fund/UNCF
                          9860 Willow Oaks Corporate Drive
                          P.O. Box 10444
                          Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr. Chairman of the Board and Chief Executive Officer
                          J.P. Morgan Chase & Co.
                          270 Park Avenue, 8th Floor
                          New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan         Of Counsel
                          Skadden, Arps, Slate, Meagher & Flom LLP
                          Four Times Square
                          New York, New York  10036
--------------------------------------------------------------------------------
 Lee R. Raymond           Chairman of the Board and Chief Executive Officer
                          Exxon Mobil Corporation
                          5959 Las Colinas Boulevard
                          Irving, TX 75039-2298
--------------------------------------------------------------------------------

----------
(1)  Each of whom is a United States citizen.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  Landec Corporation                                 CUSIP No.: 514766104


 NAME                     PRINCIPAL OCCUPATION OR EMPLOYMENT;
                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 John R. Stafford         Chairman of the Board
                          American Home Products Corporation
                          5 Giralda Farms
                          Madison, New Jersey  07940
--------------------------------------------------------------------------------
 Lloyd D. Ward            Chief Executive Officer
                          U.S. Olympic Committee
                          One Olympic Plaza
                          Colorado Springs, CO  80909
--------------------------------------------------------------------------------

SEC 1745 (3-98)